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                                                                    EXHIBIT 23.2





                       CONSENT OF INDEPENDENT ACCOUNTANTS





We consent to the incorporation by reference in this Registration Statement of The Colonial BancGroup, Inc. on Form S-4 of our report on the consolidated financial statements of TB&T, Inc. and Subsidiaries, dated January 22, 1998, included therein and to the reference to us under the heading "Experts" in the Proxy Statement and Prospectus, which is part of the Registration Statement.


/s/ Belew Averitt LLP

BELEW AVERITT LLP

September 29, 1998
















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